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                                                                 Exhibit 10.69


                            CROSS LICENSE AGREEMENT
                                 BY AND BETWEEN
                             CYTOTHERAPEUTICS, INC.
                                      AND
                            MODEX THERAPEUTICS, S.A.

                      ORIGINALLY DATED AS OF JULY 10, 1996
                  AMENDED AND RESTATED AS OF OCTOBER 29, 1997

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                               TABLE OF CONTENTS

1.         DEFINITIONS........................................................................          1
           1.1. "Confidential Information.....................................................          1
           1.2. "CTI Field....................................................................          2
           1.3. "CTI Know-How.................................................................          2
           1.4. "CTI Licensed Product.........................................................          2
           1.5. "CTI Patents..................................................................          2
           1.6. "CTI Sublicensee..............................................................          3
           1.7. "CTI Third Party Royalty Amount...............................................          3
           1.8. "CTI Technology...............................................................          3
           1.9. "Dollar" and "$...............................................................          3
           1.10. "Encapsulation Technology....................................................          3
           1.11. "Field.......................................................................          4
           1.12. "First Commercial Sale.......................................................          4
           1.13. "Fully Burdened Manufacturing Cost...........................................          4
           1.14. "Joint Technology............................................................          4
           1.15. "Licensed Products...........................................................          4
           1.16. "Modex Field.................................................................          4
           1.16.1 Diabetes....................................................................          4
           1.16.2 Obesity.....................................................................          4
           1.16.3 Anemia......................................................................          4
           1.16.4 The treatment of Hemophilia.................................................          4
           1.16.5 Two additional fields categories............................................          4
           1.17. "Modex Know-How..............................................................          5
           1.18. "Modex Licensed Products.....................................................          5
           1.19. "Modex Patents...............................................................          5
           1.20. "Modex Technology............................................................          6
           1.21. "Modex Sublicensee...........................................................          6
           1.22. "Modex Third Party Royalty Amount............................................          6
           1.23. "Net Sales...................................................................          6
           1.24. "Party.......................................................................          7
           1.25. "Person......................................................................          7
           1.26. "Sublicensees................................................................          7
2.         LICENSE TERMS......................................................................          7
           2.1. License Grant to Modex........................................................          7
           2.1.1 Manufacturing License under CTI Patents......................................          7
           2.1.2 Manufacturing License under CTI Know-How.....................................          7
           2.2. License Grant to CTI..........................................................          8

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
           2.3. Limited Rights................................................................          8
           2.4. Joint Technology..............................................................          8
           2.4.1 Modex License to Joint Technology............................................          8
           2.4.2 CTI License to Joint Technology..............................................          8
           2.5. Sublicensees..................................................................          8
           2.6. Technology Transfer...........................................................          9
3.         ROYALTIES..........................................................................          9
           3.1. Royalties Payable by Modex....................................................          9
           3.2. Royalties Payable by CTI......................................................          9
           3.3. Termination of Royalty Obligations............................................         10
           3.4. Payment Dates and Statements..................................................         10
           3.5. Records and Accounting........................................................         10
           3.6. Currency of Payments..........................................................         11
           3.7. Tax Withholding...............................................................         11
4.         PATENTS AND TECHNOLOGY.............................................................         11
           4.1. Ownership of Technology.......................................................         11
           4.2. Joint Patents.................................................................         11
           4.3. Infringement of Patents.......................................................         12
           4.4. Survival......................................................................         12
5.         CONFIDENTIAL INFORMATION...........................................................         12
           5.1. Treatment of Confidential Information.........................................         12
           5.2. Release from Restrictions.....................................................         13
           5.3. Confidential Agreements.......................................................         13
6.         SUPPLY OF MODEX LICENSED PRODUCT...................................................         13
           6.1. General.......................................................................         13
           6.2. Supply of Modex Licensed Products for Clinical Trials.........................         13
           6.3. Supply of Modex Licensed Products for Commercial Sale.........................         14
           6.6. Exercise by Modex of Rights to Manufacture or Have Manufactured Modex Licensed
           Products...........................................................................         16
           6.6.1 CTI's Failure to Perform.....................................................         16
           6.6.2 Modex's Decision to Manufacture..............................................         17
           6.6.3 Modex's Rights to Manufacture Where Transfer Price Exceeds [***] of Net
           Sales..............................................................................         17
7.         TERM AND TERMINATION...............................................................         17
           7.1. Term..........................................................................         17
           7.2. Breach........................................................................         17
           7.3. Insolvency or Bankruptcy......................................................         18
           7.4. Effect of Termination.........................................................         18

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
8.         MISCELLANEOUS PROVISIONS...........................................................         19
           8.1. No Partnership................................................................         19
           8.2. Assignments...................................................................         19
           8.3. Force Majeure.................................................................         19
           8.4. No Trademark Rights...........................................................         20
           8.5. Public Announcements..........................................................         20
           8.6. Entire Agreement of the Parties; Amendment....................................         20
           8.7. Severability..................................................................         20
           8.8. Captions......................................................................         20
           8.9. Notice and Delivery...........................................................         20
           8.10. Limitation of Liability......................................................         21
           8.11. Modex Indemnification........................................................         21
           8.12. CTI Indemnification..........................................................         21
           8.13. Liability Insurance..........................................................         22
           8.14. Governing Law................................................................         22
           8.15. No Drafting Presumption......................................................         22
           8.16. Submission to Jurisdiction in Rhode Island...................................         22
9.         RESOLUTION OF DISPUTES.............................................................         22
           9.1. General.......................................................................         22
           9.2. Dispute Resolution Process....................................................         23
           9.3. Arbitration Costs.............................................................         24
SCHEDULE 1.3.3................................................................................         25
SCHEDULE 1.5..................................................................................         26
SCHEDULE 1.5A.................................................................................         29
SCHEDULE 1.17.3...............................................................................         31
SCHEDULE 1.19.................................................................................         32
SCHEDULE 1.19A................................................................................         33

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*   This confidential portion has been omitted and filed separately with the
    Commission

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                  AMENDED AND RESTATED CROSS LICENSE AGREEMENT

    This AGREEMENT, originally dated as of July 10, 1996 by and between CYTOTHERAPEUTICS, INC. ("CTI"), a Delaware corporation having its principal office at Two Richmond Square, Providence, Rhode Island 02906 and MODEX THERAPEUTIQUES, SA ("Modex"), a Swiss (Vaud) corporation having its principal office at 27 Rue du Bugnon, 1005 Lausanne is hereby amended and restated, as of October 29, 1997 (the "Restatement Date"), to read in its entirety as follows:

    WHEREAS, CTI has or may obtain rights to certain technology which CTI desires to license to Modex and which Modex desires to license from CTI; and

    WHEREAS, Modex has or may obtain rights to certain technology which Modex desires to license to CTI and which CTI desires to license from Modex; and

    WHEREAS, Modex desires to arrange for CTI to manufacture certain products to be developed by Modex and CTI wishes to manufacture such products;

    NOW, THEREFORE, CTI and Modex hereby agree as follows:

    1. DEFINITIONS. The following capitalized terms shall have the meanings given below:

    1.1. "Confidential Information" shall mean any and all information of or about a Party including all information relating to any technology, product, process or intellectual property of such Party (including, but not limited to, owned or licensed intellectual property rights, data, know-how, samples, technical and non-technical materials, and specifications) as well as any business plan, financial information, or other confidential commercial information of or about such other Party. Notwithstanding the foregoing, specific information shall not be considered "Confidential Information" with respect to such Party to the extent that the other Party possessing such information can demonstrate by written record or other suitable physical evidence that:

    (i) such specific information was lawfully in such other Party's possession or control prior to the time such information was disclosed to such other Party by the Party to whom the information relates;

    (ii) such specific information was developed by such other Party without such Party having access to the Confidential Information;

    (iii) such specific information was lawfully obtained by such other Party from a third Party under no obligation of confidentiality to the Party to whom such information relates; or

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    (iv) such specific information was at the time it was disclosed or obtained by such other Party, or thereafter became, publicly known otherwise than through a breach by such other Party of such other Party's obligations to the Party to whom such information relates.

    1.2. "CTI Field" shall mean the diagnosis, prevention and treatment of diseases, conditions and disorders which affect or involve the central nervous system, (including, without limitation, pain and any ophthalmologic, auricular (hearing) or other sensory-related disease state or condition),

    1.3. "CTI Know-How" shall mean

        1.3.1 CURRENT ENCAPSULATION KNOW-HOW. All Confidential Information of CTI owned by CTI or under which CTI has the right to grant licenses to Modex in the Modex Field which constitutes Encapsulation Technology as of the Restatement Date (for so long as such Confidential Information continues to be Confidential Information of CTI);

        1.3.2 FUTURE ENCAPSULATION KNOW-HOW. Any future Confidential Information of CTI owned by CTI or under which CTI has the right to grant licenses to Modex in the Modex Field which constitutes Encapsulation Technology (for so long as such Confidential Information continues to be Confidential Information of CTI); and

        1.3.3 CURRENT CELL LINE KNOW-HOW. Certain additional Confidential Information regarding cells and cell lines owned by CTI or under which CTI has the right to grant licenses to Modex in the Modex Field as of the Restatement Date, as more specifically described on Schedule 1.3.3 (for so long as such Confidential Information continues to be Confidential Information of CTI).

Notwithstanding any other provision of this Agreement, however, CTI Know-How as described in Section 1.3.3 or elsewhere shall not include any Confidential Information relating to stem or progenitor cells of any type; any Confidential Information of CTI's subsidiary, StemCells, Inc., or any Confidential Information of CTI acquired from StemCells, Inc. (including, without limitation, any immortalization/disimmortalization technology or technology relating to stem or progenitor cells); and any Confidential Information relating to protein discovery or vaccine research.

    1.4. "CTI Licensed Product" shall mean any product (i) the manufacture, use or sale of which would, absent the license granted by Modex to CTI herein, infringe an issued patent constituting a part of the Modex Patents or any portion thereof; or (ii) the manufacture, use or sale of which makes use of all or a portion of the Modex Know-How.

    1.5. "CTI Patents" shall mean

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        1.5.1 CURRENT PATENT PORTFOLIO. Those patents (including all additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term extensions and renewals thereof), and patent applications (including patents issued thereon) listed on Schedule 1.5, which CTI represents and warrants to Modex constitute all patents and patent applications which, as of the Restatement Date, are owned by CTI or under which CTI has the right to grant licenses to Modex in the Modex Field other than those patents or patent applications listed as "Not Included" on
    Schedule 1.5A;

        1.5.2 FUTURE ENCAPSULATION PATENTS. Any future patent (including all additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term extensions and renewals thereof), or patent application (including patents issued thereon) owned by CTI or under which CTI has the right to grant licenses to Modex in the Modex Field to the extent, and only to the extent, that such patent or patent application constitutes Encapsulation Technology; and

        1.5.3 PATENTS DERIVED FROM CURRENT CELL LINE KNOW-HOW. Any future patent (including all additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term extensions and renewals thereof), or patent application (including patents issued thereon) owned by CTI or under which CTI has the right to grant licenses to Modex in the Modex Field to the extent, and only to the extent, that such patent or patent application covers the CTI Know-How described in Section 1.3.3 as of the Restatement Date.

    1.6. "CTI Sublicensee" shall mean any Person to whom CTI grants a sublicense of the rights granted to CTI to pursuant to Section 2.2 hereof.

    1.7. "CTI Third Party Royalty Amount" shall mean any amounts CTI may from time to time be obligated to pay in respect of the manufacture, use, sale or other disposition by Modex or its Sublicensees of Modex Licensed Products or any other third-party royalty or other similar payment payable by CTI under any license granted to CTI which CTI has sublicensed to Modex hereunder.

    1.8. "CTI Technology" shall mean (i) the CTI Patents and (ii) the CTI Know-How. CTI Technology shall not include Modex Technology or Joint Technology.

    1.9. "Dollar" and "$" shall mean United States dollars.

    1.10. "Encapsulation Technology" shall mean the following patented and non-patented technology: devices for encapsulating cells, methods of making such devices, membrane jackets for such devices, matrix cores for such devices and methods of delivering molecules from such devices. Such technology shall not include any technology relating to the encapsulated cells themselves.

    1.11. "Field" shall mean collectively the CTI Field and the Modex Field.

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    1.12. "First Commercial Sale" shall mean, with respect to each Licensed
Product in each country, the first bona fide, arms' length sale of such Licensed Product in such country following receipt of all regulatory approvals necessary to commence regular, commercial scale sales of such Licensed Product in such country. Sales prior to receipt of all approvals necessary to commence commercial sales, such as so-called "named patient sales" and "compassionate use" sales, shall not be First Commercial Sales.

    1.13. "Fully Burdened Manufacturing Cost" shall mean the actual cost of the production of a Licensed Product or other implant, which shall be comprised of the sum of (a) the cost of goods produced as determined in accordance with United States generally accepted accounting principles as consistently applied by CTI, including, but not limited to, direct labor, packaging, shipping and insurance costs, and material and product testing costs incurred in connection with the manufacture or quality control testing of Modex Licensed Products or other implants, as well as overhead and amortized capital depreciation allocated to the manufacture of Modex Licensed Products or other implants in accordance with United States generally accepted accounting principles as consistently applied by CTI, and (b) all royalties (earned or paid up) and other amounts payable to third parties under license(s) taken by CTI in connection with such Modex Licensed Products, to the extent such royalties or other amounts are not included in the CTI Third Party Royalty Amount.

    1.14. "Joint Technology"--see Section 4.1.

    1.15. "Licensed Products" shall mean collectively the CTI Licensed Products and the Modex Licensed Products.

    1.16. "Modex Field" shall mean the diagnosis, prevention and treatment, through encapsulated cell therapy, of:

        1.16.1 Diabetes (other than the diagnosis, prevention or treatment of diabetes utilizing encapsulated primary islet cells);

        1.16.2 Obesity;

        1.16.3 Anemia;

        1.16.4 The treatment of Hemophilia A or B through the delivery of Factor VIII, Factor IX or both; and

        1.16.5 Two additional fields categories to be agreed to by CTI and Modex no later than June 30, 2003, each such field category to be specified by reference to a disease state or disorder and, if applicable, the delivery of a specific substance or substances. Each of the additional field categories shall be specified by Modex, subject to the consent of CTI, which

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shall not be unreasonably withheld (with the withholding of any such consent based solely on the potential market share of such field category being deemed unreasonable), provided, however, that CTI may, in its sole discretion, withhold consent to any Field category involving the treatment of any disease state or disorder of the [******* ******* ****** *********** ******* *********** **** ***
*** *************** ********* ********* ** ***** *************** ******* *****
** *********** ** *** ******* ***** ** ********* *** ***** *** ** ********
********** * ******** **********]

    1.17. "Modex Know-How" shall mean

        1.17.1 CURRENT ENCAPSULATION KNOW-HOW. All Confidential Information of Modex owned by Modex or under which Modex has the right to grant licenses to CTI in the CTI Field which constitutes Encapsulation Technology as of the Restatement Date (for so long as such Confidential Information continues to be Confidential Information of Modex);

        1.17.2 FUTURE ENCAPSULATION KNOW-HOW. Any future Confidential Information of Modex owned by Modex or under which Modex has the right to grant licenses to CTI in the CTI Field which constitutes Encapsulation Technology (for so long as such Confidential Information continues to be Confidential Information of Modex); and

        1.17.3 CURRENT CELL LINE KNOW-HOW. Certain additional Confidential Information regarding cells and cell lines owned by Modex or under which Modex has the right to grant licenses to CTI in the CTI Field as of the Restatement Date, as more specifically described on Schedule 1.17.3 (for so long as such Confidential Information continues to be Confidential Information of Modex).

    1.18. "Modex Licensed Products" shall mean any product (i) the manufacture, use or sale of which would, absent the license granted by CTI to Modex herein, infringe an issued patent constituting a part of the CTI Patents, or any portion thereof, or (ii) the manufacture, use or sale of which makes use of all or a portion of the CTI Know-How.

    1.19. "Modex Patents" shall mean

        1.19.1 CURRENT PATENT PORTFOLIO. Those patents (including all additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term extensions and renewals thereof), and patent applications (including patents issued thereon) listed on Schedule 1.19, which Modex represents and warrants to CTI constitute all patents and patent applications which, as of the Restatement Date, are owned by Modex or under which Modex has the right to grant licenses to CTI in the CTI Field other than those patents or patent applications listed as "Not Included" on
    Schedule 1.19A;

        1.19.2 FUTURE ENCAPSULATION PATENTS. Any future patent (including all additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term

------------------------

* This confidential portion has been omitted and filed separately with the Commission extensions and renewals thereof), or patent application (including patents issued thereon) owned by Modex or under which Modex has the right to grant licenses to CTI in the CTI Field to the extent, and only to the extent, that such patent or patent application constitutes Encapsulation Technology; and


        1.19.3 PATENTS DERIVED FROM CURRENT CELL LINE KNOW-HOW. Any future patent (including all additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term extensions and renewals thereof), or patent application (including patents issued thereon) owned by Modex or under which Modex has the right to grant licenses to CTI in the CTI Field to the extent, and only to the extent, that such patent or patent application covers the Modex Know-How described in Section 1.17.3 as of the Restatement Date.

    1.20. "Modex Technology" shall mean (i) the Modex Patents, and (ii) the Modex Know-How. Modex Technology shall not include CTI Technology or Joint Technology.

    1.21. "Modex Sublicensee" shall mean any Person to whom Modex grants a sublicense of the rights granted to Modex pursuant to Section 2.1 hereof.

    1.22. "Modex Third Party Royalty Amount" shall mean any amounts Modex may from time to time be obligated to pay in respect of the manufacture, use, sale or other disposition by CTI or its Sublicensees of the CTI Licensed Products or any other third-party royalty or other similar payment payable by Modex under any license granted to Modex which Modex has sublicensed to CTI hereunder.

    1.23. "Net Sales" shall mean as to any period for each Licensed Product in a given country, the gross invoiced sales price for all such Licensed Products sold or commercially disposed of for value in such country by a Party, or such Party's Sublicensees, in arm's length sales to independent third parties in that period, after deduction of the following items incurred by a Party or such Party's Sublicensees, as the case may be, during such period with respect to sales of Licensed Products hereunder regardless of the period in which such sales were made, provided that such items are included in the price charged, and do not exceed reasonable and customary amounts in the country in which such sale occurred:

    (i) trade and quantity discounts or rebates actually taken or allowed;

    (ii) credits or allowances given or made for rejection or return of previously sold Licensed Products actually taken or allowed;

    (iii) any tax or government charge (including any tax such as a value added or similar tax or government charge other than an income tax) levied on the sale, transportation or delivery of a Licensed Product and borne by the seller thereof; and

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    (iv) any charges for freight or insurance billed to the final customer.

If a Licensed Product is sold, leased or otherwise commercially disposed of for value (including, without limitation, disposition in connection with the delivery of other products or services) in a transaction that is not an arm's length transaction with an independent third Party, and is not for resale, etc. to an independent Party in an arm's length transaction, then the gross sales price in such transaction shall be deemed to be the greater of the actual sales price or the gross sales price in the most similar substantially contemporaneous arm's length sale to an independent third Party for such Licensed Product, or if there is none, for the most similar Licensed Product for which there is a transaction. Net Sales shall also include any other consideration received by a Party or its Sublicensees in respect of the sale, distribution or transfer of a Licensed Product other than in the course of clinical trials.

    1.24. "Party" shall mean each of CTI and Modex and their respective successors and permitted assigns.

    1.25. "Person" shall mean any person, entity, organization or body.

    1.26. "Sublicensees" shall mean collectively the CTI Sublicensees and the Modex Sublicensees.

    2. LICENSE TERMS

    2.1. LICENSE GRANT TO MODEX. Subject to the terms and conditions of this Agreement, CTI hereby grants to Modex an exclusive, royalty-bearing, worldwide license, including the right to grant sublicenses, under the CTI Technology to use, sell and have sold Modex Licensed Products in the Modex Field.

        2.1.1 MANUFACTURING LICENSE UNDER CTI PATENTS. Subject to the terms and conditions of this Agreement (including, without limitation, the provisions of Section 6.6), CTI also hereby grants to Modex a co-exclusive, royalty-bearing world-wide license, including the right to grant sublicenses, under the CTI Patents, to manufacture and to have manufactured Modex Licensed Products in the Modex Field.

        2.1.2 MANUFACTURING LICENSE UNDER CTI KNOW-HOW. Subject to the terms and conditions of this Agreement (including, without limitation, the provisions of Section 6.6), CTI also hereby grants to Modex a Non-exclusive, royalty-bearing world-wide license, including the right to grant sublicenses, under the CTI Know-How, to manufacture and to have manufactured Modex Licensed Products in the Modex Field.

    2.2. LICENSE GRANT TO CTI. Subject to the terms and conditions of this Agreement, Modex hereby grants to CTI (i) a non-exclusive, royalty-free, worldwide license, including the

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right to grant sublicenses, under the Modex Technology to manufacture, and have manufactured, the Modex Licensed Products, and (ii) an exclusive, royalty-bearing, worldwide license, including the right to grant sublicenses, under the Modex Technology to manufacture, have manufactured, use, sell and have sold CTI Licensed Products in the CTI Field.

    2.3. LIMITED RIGHTS. The rights granted hereunder shall be limited to the rights expressly stated to be granted hereunder and no additional right or licenses are implied. Without limiting the generality of the foregoing, nothing in this Agreement shall be construed to grant (i) to Modex rights under any CTI Technology to make, have made, use, sell or have sold any products other than the Modex Licensed Products in the Modex Field or (ii) to CTI (A) rights under any Modex Technology to make or have made any products other than the Modex Licensed Products or (B) rights under any Modex Technology to make, have made, use, sell or have sold any products other than the CTI Licensed Products in the CTI Field, except as provided in (A) above.

    2.4. JOINT TECHNOLOGY. Subject to the provisions of this Section 2.4, each Party shall have the right to exploit the Joint Technology without being obligated to account to the other Party.

        2.4.1 MODEX LICENSE TO JOINT TECHNOLOGY. In the event during the term of this Agreement Modex desires to obtain exclusive rights to the Joint Technology to make, have made, use, sell and have sold products in the Modex Field, Modex shall give notice to CTI of its desire and this Agreement shall be appropriately modified to give Modex such rights and to include such products in the definition of Modex Licensed Products, which CTI or Modex shall manufacture or have manufactured as provided in Section 6, and which shall entitle CTI to receive royalty payments equal to the Specified Percentage of the Net Sales of such products as provided in Section 3.

        2.4.2 CTI LICENSE TO JOINT TECHNOLOGY. In the event during the term of this Agreement CTI desires to obtain exclusive rights to the Joint Technology to make, have made, use, sell and have sold products in the CTI Field, CTI shall give notice to Modex of its desire and this Agreement shall be appropriately modified to give CTI such rights and to include such products in the definition of CTI Licensed Products, which shall entitle Modex to receive royalty payments equal to [*** ******* ****] of the Net Sales of such products as provided in Section 3.

    2.5. SUBLICENSEES. Each Party shall give notice to the other of any Sublicensee appointed by it. The Party appointing a Sublicensee shall be responsible for all obligations of such Sublicensee hereunder, including without limitation their obligation to pay royalties on sales of Licensed Products, and the obligation of such Sublicensees not to sell Licensed Products outside, in the case of Modex Sublicensees, the Modex Field, and, in the case of CTI Sublicensees, the CTI Field. In the event that the license granted to Modex hereunder by CTI shall terminate for any reason, any Sublicensee under any such terminated license shall


--------------------------
* This confidential portion has been omitted and filed separately with the Commission

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continue automatically to have the rights and license previously licensed by CTI to Modex under such terminated license and shall be entitled to enforce such rights and license directly against CTI, provided that any such Sublicensee agrees in writing with CTI that CTI shall be entitled to enforce the provisions of such terminated license directly against such Sublicensee. In the event that the license granted to CTI hereunder by Modex shall terminate for any reason, any Sublicensee under any such terminated license shall continue automatically to have the rights and license previously licensed by Modex to CTI under such terminated license and shall be entitled to enforce such rights and license directly against Modex, provided that any such Sublicensee agrees in writing with Modex that Modex shall be entitled to enforce the provisions of such terminated license directly against such Sublicensee. At the request of either Party, the other Party shall enter into a direct contractual arrangement with any Sublicensee of the requesting Party providing for such Sublicensee to have such rights and obligations as described in the two preceding sentences, effective upon any termination of the license granted hereunder from the requested Party to the requesting Party.

    2.6. TECHNOLOGY TRANSFER. Each Party shall, at its own expense, provide the other Party with reasonable cooperation in order to permit each such Party to exploit the rights granted to it hereunder.

    3. ROYALTIES

    3.1. ROYALTIES PAYABLE BY MODEX. Except as otherwise provided herein, following the First Commercial Sale of each Modex Licensed Product, Modex shall pay to CTI a royalty equal to (i) the Specified Percentage of Net Sales for such Modex Licensed Product in each calendar quarter, plus (ii) any CTI Third Party Royalty Amount payable in respect of such Modex Licensed Products. The royalty payable shall be calculated separately for each country and for each Modex Licensed Product. Modex shall be responsible for the payment of, and shall remit to CTI, all royalties payable to CTI hereunder. No multiple royalties shall be payable because the manufacture, use or sale of any Modex Licensed Product (i) shall be covered by more than one CTI Patent and/or any patent included in Joint Technology or (ii) uses or incorporates more than one aspect of the CTI Technology and/or Joint Technology or both (i) and (ii) apply. The Specified Percentage shall equal [*** ******* ****], except as otherwise provided in
Section 6.6.

    3.2. ROYALTIES PAYABLE BY CTI. Except as otherwise provided herein, following the First Commercial Sale of each CTI Licensed Product, CTI shall pay to Modex a royalty equal to (i) [*** ******* ****] of Net Sales for such CTI Licensed Product in each calendar quarter, plus (ii) the Modex Third Party Royalty Amount payable in respect of such CTI Licensed Products. The royalty payable shall be calculated separately for each country and for each CTI Licensed Product. CTI shall be responsible for the payment of, and shall remit to Modex, all royalties payable to Modex hereunder. No multiple royalties shall be payable because the manufacture, use or sale of any CTI Licensed Product (i) shall be covered by more than one

------------------------

* This confidential portion has been omitted and filed separately with the Commission

Modex Patent and/or any patent included in Joint Technology or (ii) uses or incorporates more than one aspect of the Modex Technology and/or Joint Technology or both (i) and (ii) apply.

    3.3. TERMINATION OF ROYALTY OBLIGATIONS. With respect to each Licensed Product, the royalty obligations of each of Modex and CTI shall cease upon the later of (i) the last to expire of any patent which would be infringed by the manufacture, use or sale of such Licensed Product but for a license granted hereunder; (ii) on a country-by-country basis, the date that is ten (10) years from the First Commercial Sale in any country of such Licensed Product; and
(iii) with respect to any CTI Third Party Royalty Amount or Modex Third Party Royalty Amount, the expiration of the obligation of, respectively, CTI or Modex to pay any such amount.

    3.4. PAYMENT DATES AND STATEMENTS. Within forty-five (45) days of the end of each calendar quarter in which Net Sales occur, each Party shall calculate the royalty amount owed under this Section 3 and shall remit such amount to the other Party. Such payment shall be accompanied by a statement showing the calculation of the amount owed for each country, the total Net Sales of each Licensed Product by country for that quarter, and the exchange rate (as determined pursuant to Section 3.6) used to directly convert any royalty amounts into Dollars. For purposes of determining when a sale of a Licensed Product occurs, the sale shall be deemed to occur on the earlier of: (i) the date the Licensed Product is shipped by CTI or Modex, as applicable, or (ii) the date of the invoice to the purchaser of the Licensed Product. Any payment owed under this Section 3 that is not paid on or before the date such payment is due under this Agreement shall bear interest, to the extent permitted by applicable law, at two percentage points (2%) over the prime rate of interest as reported in the New York edition of The Wall Street Journal on the due date of such payment calculated on the number of days such payment is delinquent. If materially different from the foregoing provisions, any CTI Third Party Royalty Amount or Modex Third Party Royalty Amount shall be calculated and paid in accordance with the provisions applicable to the payment of any such amount.

    3.5. RECORDS AND ACCOUNTING. Each Party shall keep, and shall cause its Sublicensees to keep, complete and accurate records of the latest three (3) years of its Net Sales. Each Party shall have the right annually at its own expense to have an independent, certified public accountant to which the other Party has no reasonable objection, review such records upon reasonable notice and during reasonable business hours for the purposes of verifying royalties payable to it hereunder and Net Sales by the other Party and its Sublicensees. Results of such review shall be made available to both parties. If the review reflects an underpayment of royalties, such underpayment shall be promptly remitted to the Party to whom such royalties are payable with interest as provided in Section 3.4. If the underpayment is equal to or greater than five percent (5%) of the royalty amount that was otherwise due, the Party to whom such royalties are payable shall be entitled to have the other Party pay all of the costs of such review. Each Party shall cause its accountant undertaking a review of the other Party's records pursuant to this Section 3.5 to treat all information of such Party's records as Confidential Information of such Party and such accountant shall disclose to its client only such information as is relevant to determining the accuracy of the royalties paid. Each party shall also maintain such records and take such other actions as the other party may reasonably require in connection with the determination of any CTI Third Party Royalty Amount or Modex Third Party Royalty Amount.

    3.6. CURRENCY OF PAYMENTS. All payments under this Agreement shall be made in Dollars by wire transfer to such bank account as the Party to whom royalties are payable may designate from time to time. Any payments due hereunder on Net Sales outside of the United States shall be payable in Dollars at the rate of exchange of the currency of the country in which the Net Sales are made as reported in the New York edition of The Wall Street Journal for the last business day of the quarter for which the royalties are payable. Where royalties are due hereunder for Net Sales in a country where, by reason of currency regulations or taxes of any kind, it is illegal for the Party obligated to transfer royalty payments out of such country for Net Sales in that country, such royalties shall be deposited in a currency that is permitted for the Party not able to make the transfer for the benefit or credit of the other Party. If materially different from the foregoing provisions, any CTI Third Party Royalty Amount or Modex Third Party Royalty Amount shall be calculated and paid in accordance with the provisions applicable to the payment of any such amount.

    3.7. TAX WITHHOLDING. Modex and CTI shall use all reasonable and legal efforts to reduce tax withholding on payments made hereunder. Notwithstanding such efforts, if the Parties conclude that tax withholdings are required with respect to payments made hereunder, the Party making such payments shall withhold the required amount and pay it to the appropriate governmental authority. In such a case, the Party paying such amount will promptly provide the other Party with original receipts or other evidence sufficient to allow the other Party to obtain the benefits of such tax withholdings. If materially different from the foregoing provisions, any tax withholding with respect to any CTI Third Party Royalty Amount or Modex Third Party Royalty Amount shall be governed by the provisions applicable to tax withholding with regard to such amount.

    4. PATENTS AND TECHNOLOGY

    4.1. OWNERSHIP OF TECHNOLOGY. Each Party shall retain sole title to any technology which it develops solely. Except as provided in this Agreement, neither Party shall have any right to use or license technology to which the other Party has sole title. Each Party shall own a fifty percent (50%) undivided interest in all technology, know-how, inventions, concepts, processes and the like (whether or not patentable) made, conceived, reduced to practice or generated jointly by or on behalf of both parties ("Joint Technology").

    4.2. JOINT PATENTS. CTI shall prepare, file and prosecute patent applications, covering any Joint Technology in the countries of CTI's choice (after consultation with Modex) with appropriate credit to Modex, including naming representatives of Modex as inventors where appropriate. CTI and Modex shall share equally all of the costs associated with the preparation, filing and prosecution of such patent applications in such countries. The Parties shall assist each other to the maximum extent reasonable in securing intellectual property rights resulting from their respective research programs. Either Party may withdraw from or abandon any jointly-owned patent or patent application on notice to the other in which case any such patent or patent application shall become the sole property of the other Party. If Modex wishes to prepare, file or prosecute any patent application covering any Joint Technology in a country where CTI, after consultation with Modex, determines not to file such application, Modex may do so after reasonable notice to CTI, in which case CTI shall either share equally all of the costs associated with the preparation, filing and prosecution of such patent application in such country or such patent application and any patent or patents that may issue therefrom shall become the sole property of Modex.

    4.3. INFRINGEMENT OF PATENTS. If a Party has reason to believe that any of the patents of the other is being infringed by a third party, the former shall promptly notify the latter and shall provide it with any evidence of any infringement which is reasonably available. The Party owning such patent shall have the first opportunity at its own expense to attempt to resolve such infringement by appropriate steps including suit. In such event, the other Party will assist in taking such steps, including suit, within reasonable limits, and any amount recovered as a result thereof shall first be applied to reimbursing the Party taking such action for its out-of-pocket expenses, then for reimbursing the other Party for its out-of-pocket expenses incurred in connection with such action, and the remainder, if any, shall be for the account of the Party owning such patent. In the event the Party owning such patent fails to cause such infringement to cease or institute suit or other legal action with respect to any such infringement within a period of six (6) months following such notice of infringement, the other Party shall have the right to take any appropriate steps, including filing suit against the infringer at its own expense and in the name of the Party owning the patent, if necessary. In such event, the other Party shall assist the Party bringing suit as reasonably requested and shall permit the Party bringing suit to prosecute such infringement in the name of the owner of the patent. The expenses reasonably incurred in taking such steps, including suit and legal action, and any amount recovered as a result thereof shall be first applied to reimbursing the Party taking such action for out-of-pocket expenses, and then to reimbursing the Party not taking such action for its out-of-pocket expenses incurred in connection with such action, and the remainder, if any, shall be for the account of the Party taking such action.

    4.4. SURVIVAL. This Section 4 shall survive the termination or expiration of this Agreement.

    5. CONFIDENTIAL INFORMATION

    5.1. TREATMENT OF CONFIDENTIAL INFORMATION. Each Party hereto shall maintain the Confidential Information of the other Party in confidence, and shall not disclose, divulge or otherwise communicate such Confidential Information to others, or use it for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement, and each Party hereby agrees to exercise every reasonable precaution to prevent and restrain the unauthorized disclosure of such Confidential Information by any of its directors, officers, employees, consultants, subcontractors, Sublicensees or agents.

    5.2. RELEASE FROM RESTRICTIONS. The provisions of Section 5.1 shall not apply to any Confidential Information disclosed hereunder which is: required to be disclosed by the receiving Party to comply with applicable laws, or to comply with laws or regulations (including without limitation testing and marketing regulations), in each case only to the extent required to carry out the work contemplated by this Agreement or other legal obligations provided that the receiving Party provides prior written notice of such disclosure to the other Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

    5.3. CONFIDENTIAL AGREEMENTS. Each Party shall maintain employment agreements with their respective employees and representatives providing for confidentiality and nonuse commitments consistent with its obligations hereunder and will require all of its employees, consultants, agents or others who have access to any Confidential Information of the other Party to execute confidentiality agreements covering all Confidential Information subject to
Section 5 and will exercise its reasonable best efforts to obtain compliance therewith.

    6. SUPPLY OF MODEX LICENSED PRODUCT

    6.1. GENERAL. Except as provided in Section 6.6, CTI shall exclusively manufacture or have manufactured and supply all Modex Licensed Products for Modex and all Modex Sublicensees, as well as any other implants (e.g., placebos or other controls) deemed necessary or desirable by Modex or any Modex Sublicensee in connection with the development or clinical trials of any Modex Licensed Product, and Modex and any Modex Sublicensee shall exclusively rely on CTI to so manufacture or have manufactured all Modex Licensed Products, all as more fully provided below.

    6.2. SUPPLY OF MODEX LICENSED PRODUCTS FOR CLINICAL TRIALS. The transfer price to Modex of all Modex Licensed Products and other implants used in clinical trails of any Modex Licensed Product or any pre-clinical research regarding any such product shall be [**** ** ***** ***** ******** *************
****] of such Modex Licensed Products and implants. CTI shall not be required to supply more than 10 implants per Modex Licensed Product in any week through the completion of Phase II clinical trials or more than 25 implants per week per Modex Licensed Product during Phase III clinical trials (including named patient sales). Modex shall provide CTI with reasonable lead time to manufacture all such Modex Licensed Products and other implants for clinical trial use. If Modex requires greater quantities of implants for any clinical trial for any Modex Licensed Product, Modex will give CTI ninety (90) days prior notice and CTI will use commercially reasonable efforts to accommodate such request.

------------------------

* This confidential portion has been omitted and filed separately with the Commission

    6.3. SUPPLY OF MODEX LICENSED PRODUCTS FOR COMMERCIAL SALE.

        6.3.1 TRANSFER PRICE. The transfer price for all Modex Licensed Products other than those used in clinical trials shall be calculated in accordance with the following formula (the "Commercial Transfer Price"):

    CTP = [*** ****** ** *** *** *** ****** ** **** **** ** ****]

    Where: CTP = Commercial Transfer Price

        FBMC = CTI's Fully Burdened Manufacturing Cost of such Modex Licensed Product

    Cap Amount = [*** ******* ** *** **** *** ******** **** ****** ** **
    ******** ** ***** **** **** ** **** **** ** ******* *** ******** ** ***
    ******** ***** ***** ** ********** ** ********* ** *** ******** *****
    ***** *** *** ***** ********* ** ******** ** *** ****** ** *****
    ********** ** *** ****** ****** ********** ** ****** ** **** **** **
    ****].

The following examples indicate the application of this formula:

[************                                                              **** ** ****       ****       **** ** ****       ***
------------------------------------------------------------------------  ---------------     -----     ---------------     ---
****                                                                              ****           ****           ****
****                                                                              ****           ****           ****
****                                                                              ****           ****           ****
****                                                                              ****        *******           ****
****                                                                              ****        *******          *****

        6.3.2 ESTIMATE OF NEED FOR MODEX LICENSED PRODUCT. At least two (2) years before the expected first launch of any Modex Licensed Product in any country, Modex shall inform CTI of its best estimate of the quantity of such Modex Licensed Product needed by Modex for use or sale during the initial two (2) years after launch. Such estimates will thereafter be updated annually.

        To assist CTI in preparing for its supply of Modex Licensed Product, Modex will provide CTI with the following signals for each Licensed Product:

     SIGNAL                           TIMING                                               FORECAST
-------------  ----------------------------------------------------  ----------------------------------------------------
          1    Prior to Phase II studies                             Market potential estimates based on market research.


      *This confidential portion has been omitted and filed separately with the Commission

     SIGNAL                           TIMING                                               FORECAST
-------------  ----------------------------------------------------  ----------------------------------------------------
          2    Prior to Phase III studies                            Market potential estimates based on more
                                                                     comprehensive market research, targeted indications
                                                                     or suggested by Phase II data.
          3    Prior to 1st Product License Application or           Final pre-launch forecast based on extensive market
               equivalent to the US Food and Drug Administration     research using Phase III results and considering
               (the "FDA") or similar foreign filing (1-1 1/2yrs     reimbursement issues.
               before launch)

------------------------

* This confidential portion has been omitted and filed separately with the Commission

    The estimates given by Modex pursuant to this Paragraph 6.3.2 will be used by CTI only for the purpose of preparing CTI's production capacity for Modex Licensed Product.

        6.3.3 QUARTERLY FORECAST. Starting twelve (12) months prior to the expected first launch of any Modex Licensed Product, Modex will, before each January 1, April 1, July 1 and October 1, present to CTI a written forecast estimating the monthly quantities of Modex Licensed Products to be delivered during the next twelve (12) month period. With such forecast, Modex will provide CTI with a summary of its inventory, if any.

    Modex will place firm orders for delivery not less than ninety (90) days prior to the start of the calendar quarter for which shipment is ordered, and CTI will be obliged (subject to such orders being within CTI's supply capacity, assuming proportional allocation of such capacity based on firm orders for such capacity) to deliver all ordered quantities of Modex Licensed Product by the delivery date stated in the order, except to the extent that such quantities would exceed either of the following:

    (a) 130% of the twelve (12) months forecast for such quarter made twelve
       (12) months prior to the start of such quarter; and

    (b) 120% of the six (6) months forecast for such quarter made six (6) months prior to the start of such quarter.

    Similarly, the quantities subject to such firm order shall not be less than either of the following:

    (c) 70% of the twelve (12) months forecast for such quarter made twelve (12) months prior to the start of such quarter; and

    (d) 80% of the six (6) months forecast for such quarter made six (6) months prior to the start of such quarter.

    In addition, the firm order for any quarter shall not require delivery of more than forty percent (40%) of such order in any one month.

    CTI will, however, make reasonable efforts also to supply quantities of Modex Licensed Product in excess of forecast amounts if ordered by Modex.

        6.3.4 PAYMENT AND DELIVERY TERMS. Each delivery of Modex Licensed Product will be effected ex works (CTI's plant) (Incoterms 1990 as published by the International Chamber of Commerce). All quantities of Modex Licensed Product will be delivered in finished form, ready for sale and suitably packed for transportation. Payment for Modex Licensed Products shall be made within 30 days following delivery.

        6.3.5 CIRCUMSTANCES AFFECTING SUPPLY. Each Party will promptly notify the other Party of any circumstances that it believes may be of importance as to CTI's ability to supply Modex with Modex Licensed Product.

    6.4. SPECIFICATIONS. All Modex Licensed Products manufactured by CTI pursuant to this Agreement shall, upon delivery to Modex, conform to the specifications for such Modex Licensed Product to be agreed upon by Modex and CTI.

    6.5. ADDITIONAL MANUFACTURING FACILITY. If prior to the termination of Modex' rights and licenses hereunder, the parties determine that CTI will be required to construct an additional facility to meet the demand for the supply of Modex Licensed Products, CTI agrees to use reasonable efforts to locate such facility in Switzerland. CTI's obligation to use reasonable efforts to construct such facility in Switzerland is subject to CTI's determination that such facility would be commercially practicable in light of the demand for CTI's other products and the agreement by the Parties on minimum purchase obligations on the part of Modex that would make such facility profitable. CTI would be permitted to utilize any such facility for the manufacture of products other than Modex Licensed Products.

    6.6. EXERCISE BY MODEX OF RIGHTS TO MANUFACTURE OR HAVE MANUFACTURED MODEX LICENSED PRODUCTS.Modex may exercise its rights to manufacture or have manufactured Modex Licensed Products pursuant to the licenses granted by CTI to Modex under Sections 2.1.1 and 2.1.2 on the following terms and conditions:

        6.6.1 CTI'S FAILURE TO PERFORM. If CTI fails to supply Modex or any Modex Sublicensee as required under the preceding provisions of this Section 6, following written notice from Modex and a commercially reasonable opportunity to cure, Modex may exercise its rights under the licenses granted to Modex under Sections 2.1.1 and 2.1.2, and the Specified Percentage shall remain [*** ******* ****]. CTI shall maintain at all times

------------------------

* This confidential portion has been omitted and filed separately with the Commission sufficiently detailed records of the CTI Know-How required for the manufacture of Modex Licensed Products so as to allow Modex to exercise its license rights to such CTI Know-How if CTI fails to perform for any reason, including, without limitation, CTI's bankruptcy or insolvency.

        6.6.2 MODEX'S DECISION TO MANUFACTURE. Modex may at any time exercise its rights under the license granted to it by CTI under Section 2.1.1 by providing CTI with 90 days advance written notice of its intention to so manufacture or have manufactured Modex Licensed Products. The Specified Percentage in regard to the Net Sales of any Modex Licensed Product which Modex manufactures or has manufactured pursuant to the provisions of this
    Section 6.6.2 shall be [***** ******* ****]. The exercise by Modex of its rights under this Section 6.6.2 shall not relieve Modex of its obligations with respect to any firm order placed under Section 6.3. The Parties intend that Modex may exercise its rights under this Section 6.6.2 with respect to a portion of the manufacture of any Modex Licensed Product or with respect to certain Modex Licensed Products but not others.

        6.6.3 MODEX'S RIGHTS TO MANUFACTURE WHERE TRANSFER PRICE EXCEEDS [***] OF NET SALES. In the event that [***] of the aggregate Net Sales of any type of Modex Licensed Product in any calendar quarter is less than the aggregate Commercial Transfer Price payable with respect to the delivery of Modex Licensed Products, Modex may so notify CTI, in which event, CTI shall either reduce the aggregate Commercial Transfer Price payable with respect to such Modex Licensed Products to no more than [***] of such aggregate Net Sales or
    (ii) permit Modex to exercise its rights under Section 2.1.1, in which case the Specified Percentage in regard to Net Sales of such Modex Licensed Product shall be [**** ******* ****] rather than [***** ******* ****].

    7. TERM AND TERMINATION

    7.1. TERM. The term of this Agreement (the "Term") shall commence as of the Effective Date. Unless sooner terminated pursuant to Section 7.2 or 7.3, the term of this Agreement shall expire at such time as neither Party shall have any further obligations to pay royalties on the sale of Licensed Products.

    7.2. BREACH. Failure by a Party to comply with any of its material obligations contained in this Agreement shall entitle the other Party to give to the Party in default notice specifying the nature of the default and requiring it to cure such default. If such default is not cured within 30 days after the receipt of such notice (or 90 days in the event such breach cannot be reasonably expected to be cured within 30 days, and the defaulting Party gives notice to the other Party of its inability to cure such default within a 30 day period and the defaulting Party thereafter uses reasonable efforts to cure such default as soon as practicable), the notifying Party shall be entitled, without prejudice to any of its other rights under this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate the rights and licenses of the defaulting Party under this Agreement by giving notice

------------------------

* This confidential portion has been omitted and filed separately with the Commission to that effect to the defaulting Party. The right of either Party to terminate the rights and licenses granted to the other Party under this Agreements as hereinabove provided shall not be affected in any way by its waiver or failure to take action with respect to any previous default.

    7.3. INSOLVENCY OR BANKRUPTCY. Either Party may, in addition to any other remedies available to it by law or in equity, terminate the rights and licenses granted to the other Party under this Agreement by written notice to the other Party in the event (i) the other Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or (ii) there shall have been appointed a trustee or receiver of the other Party or for all or a substantial part of its property, or (iii) any case or proceeding shall have been commenced or some other action taken by or against the other Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect or there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the other Party, and any such event or action shall have continued for 60 days undismissed, unbounded and undischarged; provided, however, that no such right to terminate shall pertain solely by virtue of a voluntary reorganization for the purpose of solvent amalgamation or reconstruction. To the extent that the provisions of any bankruptcy or insolvency law applicable to the bankruptcy or insolvency of Modex fail to provide CTI as Licensee of Modex hereunder with rights analogous to those which Modex enjoys under the provisions of United States bankruptcy law in regard to its ability to continue to exercise its rights under the licenses granted to Modex by CTI hereunder so long as Modex continues to satisfy its obligations hereunder, appropriate provisions will be added to this Agreement providing CTI, to the maximum extent possible, with such analogous rights.

    7.4. EFFECT OF TERMINATION.

    (a) Upon termination of this Agreement for any reason, nothing herein shall be construed to release either Party from any obligation that matured prior to the effective date of such termination.

    (b) The termination pursuant to Sections 7.2 or 7.3 of the rights and licenses granted to a Party under this Agreement shall not affect the rights and licenses of the other Party under this Agreement, provided such other Party continues to comply with its obligations hereunder.

    (c) Upon the termination of a Party's rights and licenses granted under this Agreement for any reason, the terminated Party shall return and deliver to the other Party all materials and documents developed during the performance of this Agreement, all data and records required by the FDA or other regulatory authorities to be maintained with respect to the sale, storage, handling, shipping and use of the Licensed Products of the other Party, all reimbursement approval files, all documents, data and information related to clinical trials and other studies of Licensed Products of the other Party required by the FDA or other regulatory authorities, and all copies and facsimiles of such materials, documents, information and files. Such other Party shall have the right to utilize and allow others to utilize all such materials, documents and records in connection with the development, regulatory approval, manufacture and sale of its Licensed Products and the terminated Party shall provide such other Party with reasonable cooperation, including without limitation, providing such other Party with a letter authorizing such other Party to cross reference the terminated Party's files with the FDA or other regulatory body.

    (d) The provisions of Sections 4 (Patents and Technology), 5 (Confidential Information), 8.11 (Modex Indemnification), 8.12 (CTI Indemnification),
       8.13 (Liability Insurance) and 9 (Resolution of Disputes) shall survive termination of this Agreement or termination of any Party's rights and licenses for any reason. Provided the rights and licenses granted to a Party under this Agreement have not been previously terminated, upon expiration of the Term of this Agreement, the licenses granted to such Party hereunder shall become nonexclusive and royalty free.

    8. MISCELLANEOUS PROVISIONS

    8.1. NO PARTNERSHIP. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer, employee or joint venture relationship between the Parties. Neither Party shall incur any debts or make any commitments for the other.

    8.2. ASSIGNMENTS. Except as otherwise provided herein, neither this Agreement nor any interest hereunder shall be assignable by either Party by operation of law or otherwise without the prior written consent of the other; provided, however, that either Party may assign this Agreement to any wholly-owned subsidiary or to any successor by merger or sale of substantially all of its assets to which this Agreement relates in a manner such that the assignor shall remain liable and responsible for the performance and observance of all its duties and obligations hereunder, or if the assignor disappears because of such transaction, the assignee must agree to abide by the terms and conditions of this Agreement. This Agreement shall be binding upon the successors and permitted assigns of the parties.

    8.3. FORCE MAJEURE. Neither Party shall be liable to the other for loss or damages or shall have any right to terminate this Agreement for any default or delay (including, without limitation, an inability to supply Licensed Product) attributable to any act of God, earthquake, flood, fire, explosion, strike, lockout, labor dispute, casualty or accident, war, revolution, civil commotion, act of public enemies, blockage or embargo, injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or subdivision, authority (including, without limitation, drug regulatory authorities) or representative of any such government, or any other cause beyond the reasonable control of such Party, if the Party affected shall give prompt notice of the commencement and cessation of any such cause to the other Party. The Party given such notice shall thereupon be excused from such of its obligations hereunder as it is so disabled and for 30 days thereafter. Notwithstanding the foregoing, nothing in this Section shall excuse or suspend the obligation to make any payment due hereunder in the manner and at the time provided.

    8.4. NO TRADEMARK RIGHTS. No right, express or implied, is granted by this Agreement to use in any manner any trade name or trademark of CTI or Modex in connection with the performance of this Agreement or the exploitation of any license granted hereunder.

    8.5. PUBLIC ANNOUNCEMENTS. Except as required by law or the rules of any exchange or quotation system on which a Party's capital stock is then traded or listed, neither Party will issue any press release or make any public announcement of the existence or terms of this Agreement without prior consultation with and approval by the other Party, which consent shall not be unreasonably withheld or delayed.

    8.6. ENTIRE AGREEMENT OF THE PARTIES; AMENDMENT. This Agreement constitutes and contains the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence and understandings and agreements, whether verbal or written, between the Parties respecting the subject matter hereof. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties.

    8.7. SEVERABILITY. In the event any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement or either of the Parties to be invalid, illegal or unenforceable, such provision or provisions shall be validly reformed by addition or deletion of wording as appropriate to avoid such result and as nearly as possible approximate the intent of the Parties and, if unreformable, shall be divisible and deleted in such jurisdiction; elsewhere, this Agreement shall not be affected.

    8.8. CAPTIONS. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

    8.9. NOTICE AND DELIVERY. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by internationally recognized courier, telegraph or telecopier (with confirmed answer-back) or sent by registered air mail letter to the Party (which notice shall be considered effective five days after it is sent) to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party.

    If to CTI, addressed to: CytoTherapeutics, Inc.
               Two Richmond Square
               Providence, Rhode Island 02906
               Attention: Vice President, Business Development
               Telephone: (401) 272-3310
               Telecopier: (401) 272-3485
               with a copy addressed to the General Counsel

    If to Modex, addressed to: Modex Therapeutiques, SA
               Rue de Bugnon, 27
               1005 Lausanne
               Switzerland
               Attention: Managing Director
               Telephone: 011-41-21-692-5450
               Telecopier: 011-41-21-692-5455

    8.10. LIMITATION OF LIABILITY. Neither Party shall be liable to the other for indirect, incidental or consequential damages arising out of any of the terms or conditions of this Agreement or with respect to their performance or lack thereof.

    8.11. MODEX INDEMNIFICATION. Modex shall indemnify, defend and hold CTI and each of its officers, directors, employees, agents and consultants (each a "CTI Indemnitee") harmless from and against all third party costs, claims, suits, expenses (including reasonable attorneys' fees) and damages arising out of or resulting from (i) any breach or failure by Modex in the performance of its obligations under this Agreement, or (ii) the use by or administration to any Person of any Modex Licensed Products that arises out of sales of Modex Licensed Products by Modex, or a Modex Sublicensee (except where such cost, claim, suit, expense or damage arose or resulted from any negligence of CTI in the manufacture of any Modex Licensed Products by CTI, or the failure of CTI to manufacture Licensed Products in accordance with the specifications for such products), provided that the CTI Indemnitee gives reasonable notice to Modex of any such claim or action, tenders the defense of such claim or action to Modex and assists Modex at Modex's expense in defending such claim or action and does not compromise or settle such claim or action without Modex's prior written consent.

    8.12. CTI INDEMNIFICATION. CTI shall indemnify, defend and hold Modex and each of its officers, directors, employees, agents and consultants (each a "Modex Indemnitee") harmless from and against all third party costs, claims, suits, expenses (including reasonable attorney's fees) and damages arising out of or resulting from (i) any breach or failure by CTI in the performance of its obligations under this Agreement, or (ii) the use by or administration to any Person of any CTI Licensed Products that arises out of sales of CTI Licensed Products by CTI or a CTI Sublicense, or (iii) any negligence of CTI in the manufacture of Licensed Products by CTI, or the failure of CTI to manufacture Licensed Products in accordance with the specifications for such products, provided that such Modex Indemnitee gives reasonable notice to CTI of any such claims or action, tenders the defense of such claim or action to CTI and assists CTI at CTI's expense in defending such claim or action and does not compromise or settle such claim or action without CTI's prior written consent.

    8.13. LIABILITY INSURANCE. Each Party shall maintain (subject to availability at a price common in the industry) (i) prior to the first commercial sale of a Licensed Product comprehensive general and products liability and completed operations insurance with a Best-rated A-XIV insurance company covering that Party's activities related to this Agreement in an amount of not less than $1,000,000 and (ii) during the remaining term of this Agreement either (1) net worth of no less than $50,000,000 or (2) comprehensive general and products liability and completed operations insurance covering that Party's activities related to this Agreement in an amount of not less than $5,000,000. Upon request, each Party shall provide to the other satisfactory evidence of that Party's compliance with this provision. The obligations under this Section
8.13 shall terminate upon the expiration of the statute of limitations applicable to any liability covered by the above-referenced insurance.

    8.14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Rhode Island without regard to the conflict of laws provisions thereof.

    8.15. NO DRAFTING PRESUMPTION. In construing the provisions of this Agreement, no presumption shall be made construing the provisions against either Party on the basis of such Party or such Party's counsel having drafted the provisions of this Agreement.

    8.16. SUBMISSION TO JURISDICTION IN RHODE ISLAND. Modex hereby agrees to submit to the jurisdiction of the state and federal courts in the State of Rhode Island in regard to any dispute arising out of this Agreement which is not resolved as provided in Section 9.

    9. RESOLUTION OF DISPUTES

    9.1. GENERAL. In acknowledgment of the benefit to both Parties to resolve differences quickly and efficiently with as little disruption of each Parties' business as possible, the Parties agree to abide by the following provisions in connection with any dispute that should arise between the parties with respect to any matter relating to this Agreement, including any questions regarding the existence, validity or termination thereof.

    9.2. DISPUTE RESOLUTION PROCESS.

    (a) MEDIATION. In the event of any dispute between the Parties with respect to any matter relating to this Agreement, the Parties shall first use their best efforts to resolve such dispute among themselves. Prior to seeking any third party to resolve a dispute, the principal executive officers of CTI and Modex shall meet in a private meeting in New York, New York for at least one-half (1/2) of a day to attempt to resolve the dispute. If the Parties are unable to resolve the dispute within 30 days after the principal executive officers have met, the Parties will then seek the assistance of one or more unaffiliated third parties to assist in mediating the dispute.

    (b) SELECTION OF ARBITRATORS. In the event that the Parties are unable to resolve a dispute within 30 days after commencement of mediation efforts, either Party may submit the matter to binding arbitration in accordance with the procedures set forth in this Section 9. If a Party intends to commence arbitration to resolve a dispute, such Party shall provide written notice to the other Party of such intention, and shall designate one arbitrator. Within 10 days of receipt of such notice, the other Party shall designate in writing a second arbitrator. The two arbitrators so designated shall, within 10 days thereafter, designate a third arbitrator. The arbitrators so designated shall not be employees, consultants, officers, directors or shareholders of or otherwise associated with either Party. Except as modified by the provisions of this Section 9, the arbitration shall be conducted in accordance with the rules of, and under the auspices of, the International Chamber of Commerce and the location of the arbitration shall be New York, New York. The language of such arbitration shall be English and all notices and written submissions provided in such proceeding shall be in English.

    (c) WRITTEN PROPOSALS. Within 15 days after the designation of the third arbitrator, the arbitrators and the Parties shall meet at which time each Party shall be required to set forth in writing the issues which need to be resolved and a proposed ruling on each such issue. Written submissions shall be limited to 30 pages of text (not including exhibits which may include copies of agreements, or extracts from books and records, but not testimony affidavits).

    (d) HEARING. The arbitrators shall set a date for a hearing, which shall be no later than 20 days after the submission of written proposals, to discuss each of the issues identified by the Parties. Each Party shall have the right to be represented by counsel. The arbitrators shall have sole discretion with regard to the admissibility of any evidence. Unless otherwise determined by unanimous agreement of the arbitrators the hearing shall be concluded in one day.

    (e) RULING. The arbitrators shall use their best efforts to rule on each disputed issue within 20 days after the completion of the hearings described in subsection (d) above. The arbitrators shall, by majority decision, select the ruling proposed by one of the Parties as the arbitrators' ruling. The arbitrators' ruling shall be, in the absence of fraud or manifest error, binding and conclusive upon both Parties and may be enforced in a court of competent jurisdiction. The arbitrators may not award punitive or exemplary damages.

    9.3. ARBITRATION COSTS. The arbitrators shall be paid a reasonable fee plus expenses, which fees and expenses shall be paid as designated by the arbitrators, or if the arbitrators do not so designate, such costs shall be shared equally by the Parties.

    IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year set forth below, each copy of which shall for all purposes be deemed to be an original.

                                CYTOTHERAPEUTICS, INC.

                                By:               /s/ IVOR ELRIFI
                                     -----------------------------------------
                                         Ivor Elrifi, GENERAL COUNSEL, VICE
                                                PRESIDENT, SECRETARY
                                Date: October 29, 1997
                                MODEX THERAPEUTIQUES, SA

                                By:            /s/ PATRICK AEBISCHER
                                     -----------------------------------------
                                            Patrick Aebischer, PRESIDENT
                                Date: October 29, 1997

                                By:             /s/ JACQUES ESSINGER
                                     -----------------------------------------
                                             Jacques Essinger, DIRECTOR
                                Date: October 29, 1997

                                 SCHEDULE 1.3.3

     Confidential Information regarding the selection and development of cells and cell lines for encapsulated cell therapy, including such cells and cell lines themselves, including, without limitation, (i) Confidential Information regarding the development of so-called "hardy" cells (including, without limitation, cells engineered to [******* **** *** **]; cells engineered to
  [******* ******* ** *** ***** *********** ** * ******* ********]; and cells engineered for [* ********** ***********]) and (ii) Confidential Information regarding the selection and development of human cells or cell lines derived from human cells for use in encapsulated cell therapy.

------------------------

* This confidential portion has been omitted and filed separately with the Commission

                                  SCHEDULE 1.5

                   CTI PATENTS/PATENT APPLICATIONS--INCLUDED

The following patents and patent applications (including patents issued thereon), and any counterpart patents that issue claiming priority from these patents and patent applications, including, without limitation, additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term extensions, renewals and foreign counterparts:

[** ********* ******** *** **** ******** ** **************** ** **********
************ ******* ************ ********** ** *** ******* ****** ******
**********

** ********* ******** ************* ******* ******** ************ ***********
**** ******* ****** ******* ********** **********

** ********* ******** ******* ******* ****** *** ******** ************
********** ** *** ******* ****** ****** **********

** ********* ******** *********** ******* *** *** ***** ******* **
*************** *********** ************ *********** ******* ******* ******
******* ********** **********

** ********* ******** ***** ******* ********* ******** ************ ***********
********* ******* ****** ******* ********** *********** ********** **********

** ********* ******** ****************** ********* ************ ********** **
**** ******* ****** ******* ********** **********

** ********* ******** *** **** ******** ** ****** ****** ** ********** *****
********** ************ *********** ***** ******* ****** ****** **********

** ********* ******** ********** ****** ******* ****** *** ******** ************
********** ** **** ******* ****** ****** ***********

** ********* ******** ************ ************* *************** ******* ***
******** ** ******** *********** ********** ************ ****** ** *** *******
**** ***********

** ********* ******** ********* ******** *** ************ ******* ***********
********** ********* ***** **********

** ********* ******** ************ ******** ****** *** ********** *********
************ ********** ** *** ******* ****** ****** **********]

------------------------

* This confidential portion has been omitted and filed separately with the Commission

[****** ****** ****** ********** ******** ********** ********* *** ********
*********** ****** ****** *** ******* ************ **** ******

** ******** ********* ********** *** ******* ****** ******** ************
******* ** **** ******* ****** ******* ********** **********

** ********* ******** ********* ************ *** ******* *** *** ******** **
************ ****** ********* ***** *********** ******* ***** ********* **
************* *************** ********** ************ ****** **

**** ******* ****** ******* ********** ********** **********

**** *********** ********** ******** ****** ********* ************* ****
********** *********** ******* ** **** *** ******* ************ **** ******

****** ****** ****** ********* ******** ******* *** ************* ***** ***
************* ************** *********** ******* ***** *** ******* ************
**** ******

** ********* ******** ************* *************** ************ ******* ** ****
***** *********** ***********

** ********* ******** ******* *** ********* *** ******* *********** ********
************* ********* ************ ***** ** **** ******* ****** *******
********** **********

** ********* ******** ********* ****** ** ** ******************* *********
************ ********* ** **** ***** ***********

** ********* ******** ************* *** ******* *** ************* *************
******** ************ *********** ** **** ******* **** ***********

** ********* ******** ************** ****** ********** *********** *********
*********** ************ ******* ** **** ***** ***********

** ********** ******** ********** *** ****** *** ******* *** *************** **
************* ******* ************ ******** ******* ***** ***********

** ******** ********* *********** *** *** ** ************ ********* ************
******* ** **** ******* ****** ****** **********

*************** ******** ************* **** ********* ************ ********
********** ***** ***********

*************** ******** ********* ** *********** ************ ******* ** ****
***** **********]

------------------------

* This confidential portion has been omitted and filed separately with the Commission

[************** ******** ********* ** ****************** ***********
************ ********* ** **** ***** ***********

**** *********** ******** ************** ******* **** **** ***********
************ *** *******

*************** ******** ********** **** ********* ************ ***********
***** *********** ***********

** ********* ******** ******* *** ********** ************ ***** ** * ******
************ ******** ** **** ******* ****** *****************

** ********* ********* ******* ********* ************ ********** ** **** *******
**** *********** **** **** *********** ******** **** ************* ************
*****

** ************ ******** ******** ********** ******* ********* **** **** *******
************ ******* ** **** ******* ****** ****** **********]

------------------------

* This confidential portion has been omitted and filed separately with the Commission

                                 SCHEDULE 1.5A

                 CTI PATENTS/PATENT APPLICATIONS--NOT INCLUDED

The following patents and patent applications (including patents issued thereon), and any counterpart patents that issue claiming priority from these patents and patent applications, including, without limitation, additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term extensions, renewals and foreign counterparts:

[**** *********** ******** ************* **** ***** *** ********** **
*********** ********* ************ ******* ** **** *** ******* ************ ****
******

** ********* ******** ******* *** ******** *********** ******* ********* *****
*********** *************** ******* ************ ********* ** **** *****
***********

*************** ******** ***** **** ****** ************ ***** ******* *****
***********

*************** ******** *********** ******** ****** *** ********* ************
******* ** **** ***** ***********

**** *********** ******** ******* *** ****** *** ********** ****** *** ******
************ ********* ** ***

** ********* ** ********* ** ********* ** ********* ** ********* ** *********
******** ******** ******* ****** **** ******* ************ ****** *********
******** ******

** ********* ********* ************* ** ************* ************ **** ****

********** ******** ********** ******* ****** **** ******* ************ *****
********

*********** ******** ***************** **** ******* ************ ******** ***

*********** ******** ******* *********** ******* ******** ************ *****
********

********** ******** ***************** *** ***************** ** *******
************ ***** ********

**** **** *** ********** ******** ****** *** ****** **** ******* *************
******* ********** ***** ********* ** ****

********** ******** ******* *** ********** **************** ********* **********
********** ************ ************ ******* **** ********* ******** ** ******
********* ** ********]

------------------------

* This confidential portion has been omitted and filed separately with the Commission

[********** ******** ****** ******** ********* ************ ******* ** ***
********* ******** ** ****** ******** ** ********

********** ******** ******* ** ******* ********* ** **** ******** **** ********
************ **** ** *** ********* ******** ** ****** ******** ** ********

********** ********* *** ********* ** **** ***** ******************** **********
****** ******** *****]

------------------------

* This confidential portion has been omitted and filed separately with the Commission

                                SCHEDULE 1.17.3

    Confidential Information regarding the selection and development of cells and cell lines for encapsulated cell therapy, including such cells and cell lines themselves, including, without limitation, (i) Confidential Information regarding the development of so-called "hardy" cells (including, without limitation, cells engineered to [******* **** *** **]; cells engineered to [******* ******* ** *** ***** *********** ** * ******* ********]; and cells engineered for [* ********** ***********]) and (ii) Confidential Information regarding the selection and development of human cells or cell lines derived from human cells for use in encapsulated cell therapy.

------------------------

* This confidential portion has been omitted and filed separately with the Commission

                                 SCHEDULE 1.19

                       MODEX PATENTS/PATENT APPLICATIONS

The following patents and patent applications (including patents issued thereon), and any counterpart patents that issue claiming priority from these patents and patent applications, including, without limitation, additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term extensions, renewals and foreign counterparts:

[************** ******** *************** ******************** ************
****** ** ***

*********** ****** ******* *** *** *** ********** ***** ********* ** *****
******** ************ ****** *** ******* **************** ***** ********
********* ************ ************

*************** ******** *********** ** *********** ********** ** *******
************ *******

*************** ******** ************ **** ****** ************ *****]

------------------------

* This confidential portion has been omitted and filed separately with the Commission

                                 SCHEDULE 1.19A

                MODEX PATENTS/PATENT APPLICATIONS--NOT INCLUDED

The following patents and patent applications (including patents issued thereon), and any counterpart patents that issue claiming priority from these patents and patent applications, including, without limitation, additions, divisions, continuations, continuations-in-part, substitutions, extensions, patent term extensions, renewals and foreign counterparts:

[**** *********** ********* ******* *** ****** *** ******* ** ****************
************ ********* ** **]

------------------------

* This confidential portion has been omitted and filed separately with the Commission